INDEPENDENT AUDITORS’ CONSENT

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading “Experts” in this Registration Statement of ResMed Inc on Form S-8.

/s/ KPMG LLP

San Diego, California

April 29, 2004